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                                   EXHIBIT 10

                  OPINION AND CONSENT OF KATTEN MUCHIN & ZAVIS
                    REGARDING THE LEGALITY OF THE SECURITIES
                                BEING REGISTERED




[KATTEN MUCHIN & ZAVIS LETTERHEAD]
Katten Muchin & Zavis
1025 Thomas Jefferson Street, N.W.
East Lobby, Suite 700
Washington, D.C. 20007-5201
(202) 625-3500

                                 March 21, 1996

                         OPINION AND CONSENT OF COUNSEL


The Lou Holland Trust
Suite 3260
35 West Wacker Drive
Chicago, IL  60601

Trustees:

     This opinion is given in connection with the filing by The Lou Holland Trust, a Delaware business trust ("Trust") of Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File Nos. 333-935 and 811-7533) (the "Registration Statement") under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") relating to an indefinite amount of authorized shares of beneficial interest of a single series of the Trust, the Growth Fund ("Fund"). The authorized shares of beneficial interest of the Fund are hereinafter referred to as the "Shares."

     We have examined the following: the Trust's Certificate of Trust, dated December 15, 1995, and the Certificate of Amendment to the Certificate of Trust, dated March 15, 1996; its By-Laws, as amended and restated; the Registration Statement, as originally filed with the Securities and Exchange Commission on February 12, 1996; the form of Pre-Effective Amendment No. 1 to the Registration Statement substantially in the form in which it is to become effective; a Certificate of Good Standing issued by the State of Delaware; pertinent provisions of the laws of the State of Delaware; and such other corporate and organizational records, certificates, documents and statutes that we have deemed relevant in order to render the opinion expressed herein.

     Based on such examination, we are of the opinion that:

     1. The Trust is a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and



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Trustees
March 21, 1996


     2. The Shares to be offered for sale by the Trust, when issued in the manner contemplated by the Registration Statement will be legally issued, fully-paid and non-assessable.

     This letter expresses our opinion as to the Delaware Code governing matters such as Delaware business trusts, the due organization of the Trust and the authorization and issuance of shares of beneficial interest, but does not extend to the securities or "Blue Sky" laws of the State of Delaware or to the federal securities or other laws.

     We consent to the use of this opinion as an exhibit to the Registration Statement and to the reference to Katten Muchin & Zavis under the caption "Legal Matters" in the Statement of Additional Information, which is incorporated by reference into the Prospectus comprising a part of the Registration Statement.



                                        Very truly yours,

                                        /s/ KATTEN MUCHIN & ZAVIS

                                        KATTEN MUCHIN & ZAVIS